--------------------------------------------------------------------------------
GLOBAL SMALL CAP
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                                [GRAPHIC OMITTED]

Alliance Global
Small Cap Fund

Semi-Annual Report
January 31, 2001

                             Alliance Capital[LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
March 19, 2001

Dear Shareholder:

This report provides the performance and market activity for Alliance Global Small Cap Fund (the "Fund") for the semi-annual reporting period ended January 31, 2001.

Investment Objectives and Policies

Alliance Global Small Cap Fund is an open-end fund that seeks long-term growth of capital. It invests principally in a diversified global portfolio of equity securities issued by small capitalization companies.

Investment Results

The following table provides performance data for the Fund and its benchmarks, as represented by the Morgan Stanley Capital International (MSCI) World Index, and its peer group, as measured by the Lipper Global Small Company Funds Average, for the six- and 12-month periods ended January 31, 2001.

INVESTMENT RESULTS*
Periods Ended January 31, 2001

                                               ---------------------------------
                                                         Total Returns
                                               ---------------------------------
                                               6 Months                12 Months
--------------------------------------------------------------------------------
Alliance Global
Small Cap Fund
   Class A                                      -16.22%                 -14.70%
--------------------------------------------------------------------------------
   Class B                                      -16.44%                 -15.19%
--------------------------------------------------------------------------------
   Class C                                      -16.48%                 -15.23%
--------------------------------------------------------------------------------
MSCI World
Index                                            -6.36%                  -5.80%
--------------------------------------------------------------------------------
Lipper Global
Small Company
Funds Average                                    -6.64%                  -5.37%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries. The Lipper Global Small Company Funds Average reflects the performance of 43 funds for both the six- and 12-month periods. These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.

      Additional investment results appear on pages 6 - 9.


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                                              ALLIANCE GLOBAL SMALL CAP FUND o 1

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Investment Results

Overall, the Fund underperformed its benchmarks for the six- and 12-month periods ended January 31, 2001. Slowing economic growth and a retrenchment of historically rich valuations weighed heavily on U.S. small-cap growth stock performance over the six- and 12-month periods. The environment clearly impacted the Fund's investments; however, the U.S. portion of the Fund's portfolio did outperform the Russel 2500 Stock Index by 500 basis points for the six-month period and 1700 basis points over the 12-month period. Stock selection across all major sectors, modestly overweighted holdings in the health care and energy sectors, and a modest underweight in the technology and telecommunications sectors, all helped relative performance.

The international portion of the Fund's portfolio underperformed during the six- and 12-month periods due principally to its high relative weighting in growth-oriented stocks, particularly within the technology and media sectors. While the short-term volatility of these stocks has been acute, we strongly believe that there is superior long-term potential in such growth-oriented small cap companies and, therefore, we maintain our weighting in these stocks.

During the past six months, we have added to the international portion of the Fund's portfolio positions in companies with good earnings visibility and, we believe, strong appreciation potential. As a result, the Fund's exposure to several international sectors, such as pharmaceuticals and transportation, has increased. The pharmaceuticals, as well as the Fund's broader international health care holdings, performed relatively well during the six-month period. So did the Fund's holdings in European airport operators, which appear likely to enjoy solid sales growth as the impact of the abolition of European duty-free sales dissipates and the benefits of past capital expenditures are realized. Overall, we continue to focus the Fund's international investments in companies with higher-than-average earnings growth.

Market Review and Outlook

Although growth rates across many segments of the U.S. economy began to decelerate midway through the period, only during the last three or four months did earnings disappointments and downward estimate revisions become fairly widespread. Retailers talked of waning consumer confidence while many industrial companies encountered cutbacks in demand for their products and services. The most pronounced change in momentum, however, came in the areas of technology and telecommunications. Companies in these two sectors experienced sharp declines in growth rates, which in retrospect were unsustainable even in the very best of times. As might be expected, technology and telecommunications stocks suffered the most severe correction as their valuations have been


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

priced to nothing short of perfection for some time now. Many of these stocks have lost more than 50% of their value since the peak in the growth stock indices in early March of 2000.

Two sectors that quite conspicuously bucked the deceleration trend were health care and energy. Many areas of health care, including drug distribution and health care services companies, continued to post strong operating results and turned in strong stock price performance throughout the six- and 12-month periods. Likewise, favorable underlying commodity trends helped drive strong energy stock performance for much of the period.

Looking to specific companies, L-3, a provider of defense electronics, performed particularly well, as did Spinnaker Exploration, a producer of natural gas and oil with particularly rapid rates of production. In the health care arena, Idec Pharmaceuticals, a biotechnology company focused on the development of cancer and auto-immune therapies made a strong contribution to performance as did Aviron, a biopharmaceutical company focused on the prevention of diseases through the development of innovative vaccines.

As for disappointments during the period, three technology stocks, Sonic Wall, Natural Microsystems and Credence Systems, all suffered sizable stock price declines amidst the severe correction in technology. Rent-Way, an operator of rent-to-own stores, saw its stock price decline significantly following a disclosure of accounting irregularities. Finally, Compucredit, an issuer of credit cards to customers with blemished credit history performed poorly as credit losses mounted during the second half of 2000.

In the global economy, fears of a slowdown in economic growth following a period of monetary tightening and rising energy prices negatively impacted small international company performance returns over the period under review. As investors became increasingly risk averse, there was a marked dichotomy between the performance of growth- and value-orientated companies. Value stocks, such as consumer staples, were preferred over higher multiple growth stocks. The "new economy" sector witnessed a sustained and dramatic sell-off as funding issues surfaced and investors questioned the viability of new business models.

At the regional level, Europe was the strongest relative performer as the region benefited from a more positive economic environment in which European governments introduced taxation cuts and reform. Japan was the worst performing region, and Japanese equities suffered from political instability, ineffective policy initiatives and an uncertainty regarding the direction of economic growth. The Asian stock exchange also performed poorly, suf-


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 3

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

fering most severely from the effects of the technology downturn and rising oil prices.

Market Outlook

Coming off a disappointing period of significant underperformance, small-cap stocks appear well positioned for improved relative performance over the next year. Relative valuations, which have compressed significantly over the past 12 months, have reached near-historic lows. Furthermore, despite expectations of continued fundamental weakness over the next several quarters, investors have already begun to look through the downturn with expectations that the Federal Reserve's recent cut in interest rates will lead to improvements later in calendar 2001.

The road to recovery will undoubtedly include speed bumps along the way. As is typically the case around inflection points, increased investor uncertainty is likely to keep volatility high. This will clearly pose unique challenges to small-cap investors. However, cognizant of the changes underway, the U.S. portfolio management team is very focused on making the appropriate adjustments to the Fund with a view toward likely improvements in economic activity later in the year. The Fund is currently invested in both defensive companies which are likely to weather a slowdown with only minimal fundamental disruption, as well as more economically sensitive stocks that are likely to benefit from continued interest rate cuts.

The outlook for international small companies is now very favorable. We believe small-cap stocks, in particular those with a growth bias, should be key beneficiaries of the loosening in global monetary conditions. The macro environment should provide a supportive backdrop as inflationary pressure remains muted and economies respond to declining interest rates with a resumption of growth. The valuation of the small-cap asset class is now looking extremely attractive since the recent market correction.

Although the international initial public offering (IPO) market witnessed a significant slowdown over the six-month period, the international portion of the Fund did participate in a number of successful new issues. Going forward, we believe the IPO market should begin to improve, but only the highest quality, smaller companies are likely to be successful in raising equity finance. We are looking forward to taking advantage of the additional investment opportunities the IPO market is likely to offer over the coming months.


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Thank you for your interest and investment in Alliance Global Small Cap Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the upcoming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Vice President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO]

John D. Carifa

[PHOTO]

Bruce K. Aronow

[PHOTO]

Mark H. Breedon

Portfolio Managers, Bruce K. Aronow and Mark H. Breedon, have over 35 years of investment experience.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
GROWTH OF A $10,000 INVESTMENT
1/31/91 TO 1/31/01

o Alliance Global Small Cap Fund
o MSCI World Index
o Lipper Global Small Company Funds Average

                            [MOUNTAIN CHART OMITTED]


MSCI World Index: $32,284
Lipper Global Small Company Funds Average: $29,492
Alliance Global Small Cap Fund Class A: $26,396

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Small Cap Fund Class A shares (from 1/31/91 to 1/31/01) as compared to the performance of an appropriate broad-based index and the Lipper Global Small Cap Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results and is not representative of future gain or loss in capital value or dividend income.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries.

The Lipper Global Small Company Funds Average reflects the performance of 7 funds (based on the number of funds in the average from 1/31/91 to 1/31/01). These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ.

When comparing Alliance Global Small Cap Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31

o  Alliance Global Small Cap Fund
o  MSCI World Index

    [The following table was depicted as a bar chart in the printed material.

                               [BAR CHART OMITTED]

           Alliance Global Small Cap Fund - Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                       Alliance Global Small Cap Fund        MSCI World Index
--------------------------------------------------------------------------------
   1/31/92                          24.93%                        12.64%
   1/31/93                          -5.85%                        -2.54%
   1/31/94                          21.97%                        30.81%
   1/31/95                         -10.94%                        -2.43%
   1/31/96                          33.02%                        25.39%
   1/31/97                          19.99%                        13.32%
   1/31/98                           8.37%                        18.04%
   1/31/99                           2.25%                        24.07%
   1/31/00                          42.94%                        15.63%
   1/31/01                         -14.70%                        -5.80%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 7

--------------------------------------------------------------------------------
                                                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
January 31, 2001 (unaudited)

INCEPTION DATES               PORTFOLIO STATISTICS
Class A Shares                Net Assets ($mil): $164.3
9/29/66                       Median Market Capitalization ($mil): $1,865
Class B Shares
9/17/90
Class C Shares
5/3/93

SECTOR BREAKDOWN

o      27.7% Technology
o      21.2% Consumer Services
o      19.6% Health Care
o       9.6% Finance
o       3.1% Capital Goods
o       3.0% Energy                             [PIE CHART OMITTED]
o       2.8% Utilities
o       2.7% Basic Industry
o       1.7% Consumer Staples
o       1.0% Transportation
o       0.6% Aerospace & Defense

o       7.0% Short-Term Investments

REGIONAL BREAKDOWN

o      48.4% The Americas
o      25.7% Europe
o      18.7% Asia/Pacific                       [PIE CHART OMITTED]
o       0.2% Middle East/Africa

o       7.0% Short-Term Investments

All data as of January 31, 2001. The Fund's sector and regional breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                              INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                     Without Sales Charge       With Sales Charge
          1 Year          -14.70%                    -18.32%
         5 Years           10.15%                      9.19%
        10 Years           10.67%                     10.19%

Class B Shares
--------------------------------------------------------------------------------
                     Without Sales Charge       With Sales Charge
          1 Year          -15.19%                    -18.11%
         5 Years            9.37%                      9.37%
        10 Years           10.02%                     10.02%

Class C Shares
--------------------------------------------------------------------------------
                     Without Sales Charge       With Sales Charge
          1 Year          -15.23%                    -15.96%
         5 Years            9.35%                      9.35%
 Since Inception*          10.72%                     10.72%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (December 31, 2000)

                         Class A Shares      Class B Shares      Class C Shares
--------------------------------------------------------------------------------
          1 Year            -21.59               -21.45             -19.38
         5 Years              8.97                 9.13               9.13
        10 Years             10.31                10.19(a)           10.39

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Investing in the stocks of small companies may provide the potential for greater returns, but is generally more volatile and the loss of principal may be greater, than funds investing in stocks of larger, more established companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 5/3/93 Class C.
(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 9

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
January 31, 2001 (unaudited)

                                                                  Percent of
Company                               Country     U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Bank of Fukuoka, Ltd.                   Japan     $ 2,420,243           1.5%
--------------------------------------------------------------------------------
Hoya Corp.                              Japan       2,389,483           1.4
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.      United States       2,361,784           1.4
--------------------------------------------------------------------------------
Kose Corp.                              Japan       2,109,207           1.3
--------------------------------------------------------------------------------
Nippon Broadcasting System              Japan       2,022,597           1.2
--------------------------------------------------------------------------------
Sampo-Leonia Insurance                Finland       1,939,708           1.2
--------------------------------------------------------------------------------
Kyorin Pharmaceuticals Co., Ltd.        Japan       1,939,253           1.2
--------------------------------------------------------------------------------
Saizeriya Co., Ltd.                     Japan       1,904,455           1.2
--------------------------------------------------------------------------------
Canon Sales Co., Inc.                   Japan       1,835,288           1.1
--------------------------------------------------------------------------------
Banyu Pharmaceutical Co., Ltd.          Japan       1,797,912           1.1
--------------------------------------------------------------------------------
                                                  $20,719,930          12.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2001 (unaudited)

                                       -----------------------------------------
                                                         Shares*
                                       -----------------------------------------
                                                                       Holdings
Purchases                                 Country          Bought       1/31/01
--------------------------------------------------------------------------------
Alcatel Optronics                          France          35,180        35,180
--------------------------------------------------------------------------------
Arthur J. Gallagher & Co.           United States          52,100        52,100
--------------------------------------------------------------------------------
Autonomy Corp. Plc                 United Kingdom          30,200        30,200
--------------------------------------------------------------------------------
Kyorin Pharmaceuticals Co., Ltd.            Japan          61,000        61,000
--------------------------------------------------------------------------------
Lattice Group Plc                  United Kingdom         670,000       670,000
--------------------------------------------------------------------------------
Quest Software, Inc.                United States          29,200        29,200
--------------------------------------------------------------------------------
Recoletos Compania Editorial, SA            Spain         157,520       157,520
--------------------------------------------------------------------------------
Sampo-Leonia Insurance                    Finland          35,319        35,319
--------------------------------------------------------------------------------
Sumitomo Bakelite Co., Ltd.                 Japan         145,000       145,000
--------------------------------------------------------------------------------
TranSwitch Corp.                    United States          21,100        21,100
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                                     Country            Sold       1/31/01
--------------------------------------------------------------------------------
Atos, SA                                   France          25,200           -0-
--------------------------------------------------------------------------------
Bank of Ireland                           Ireland         269,827           -0-
--------------------------------------------------------------------------------
CMG Plc                            United Kingdom         185,200           -0-
--------------------------------------------------------------------------------
Daiwa Securities Co., Ltd.                  Japan         124,000           -0-
--------------------------------------------------------------------------------
EMAP Plc                           United Kingdom         160,000           -0-
--------------------------------------------------------------------------------
ISS A/S                                   Denmark          30,000       15,600
--------------------------------------------------------------------------------
Santen Pharmaceutical Co.                   Japan          87,420           -0-
--------------------------------------------------------------------------------
Securitas AB Series B                      Sweden         101,000           -0-
--------------------------------------------------------------------------------
SEZ Holding AG                        Switzerland           3,800           -0-
--------------------------------------------------------------------------------
World Online International NV         Netherlands         162,000           -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                    TEN LARGEST COUNTRY HOLDINGS
--------------------------------------------------------------------------------

TEN LARGEST COUNTRY HOLDINGS
January 31, 2001 (unaudited)

                                                                Percent of
Country                                           Value         Net Assets
--------------------------------------------------------------------------------
United States                              $ 80,712,283              49.1%
--------------------------------------------------------------------------------
Japan                                        25,363,045              15.4
--------------------------------------------------------------------------------
United Kingdom                               10,353,305               6.3
--------------------------------------------------------------------------------
Germany                                       5,418,426               3.3
--------------------------------------------------------------------------------
France                                        4,727,652               2.9
--------------------------------------------------------------------------------
Spain                                         4,220,092               2.6
--------------------------------------------------------------------------------
Netherlands                                   3,353,193               2.1
--------------------------------------------------------------------------------
Switzerland                                   3,160,709               1.9
--------------------------------------------------------------------------------
Denmark                                       2,654,592               1.6
--------------------------------------------------------------------------------
Finland                                       2,637,958               1.6
--------------------------------------------------------------------------------
                                           $142,601,255              86.8%

SECTOR DIVERSIFICATION
January 31, 2001 (unaudited)

                                                                Percent of
Country                                    U.S. $ Value         Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                        $  1,066,793               0.6%
--------------------------------------------------------------------------------
Basic Industry                                4,592,013               2.8
--------------------------------------------------------------------------------
Capital Goods                                 5,140,914               3.1
--------------------------------------------------------------------------------
Consumer Services                            35,315,596              21.5
--------------------------------------------------------------------------------
Consumer Staples                              2,759,207               1.7
--------------------------------------------------------------------------------
Energy                                        5,051,781               3.1
--------------------------------------------------------------------------------
Finance                                      16,064,997               9.8
--------------------------------------------------------------------------------
Healthcare                                   32,738,505              19.9
--------------------------------------------------------------------------------
Technology                                   46,112,106              28.1
--------------------------------------------------------------------------------
Transportation                                1,596,750               1.0
--------------------------------------------------------------------------------
Utilities                                     4,608,160               2.8
--------------------------------------------------------------------------------
Total Investments*                          155,046,822              94.4
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities      9,272,400               5.6
--------------------------------------------------------------------------------
Net Assets                                 $164,319,222             100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 11

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2001 (unaudited)

Company                                                 Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS - 94.4%

United States Investments - 49.1%

Health Care - 15.8%
Biotechnology - 4.6%
Cephalon, Inc.(a)...............................        17,300     $  1,012,050
deCode GENETICS, Inc.(a)........................        44,000          396,000
Enzon, Inc.(a)..................................        11,800          740,450
Genomic Solutions, Inc.(a)......................        29,700          222,750
Gilead Sciences, Inc.(a)........................        11,200          758,100
ImmunoGen, Inc.(a)..............................        17,300          381,681
Intermune Pharmaceuticals, Inc.(a)..............        15,300          627,300
SICOR, Inc.(a)..................................        25,700          298,763
The Medicines Co.(a)............................         6,300           80,325
Titan Pharmaceuticals, Inc.(a)..................        26,200        1,019,442
Trimeris, Inc.(a)...............................        18,900          942,637
United Therapeutics Corp.(a)....................        28,300          452,800
Waters Corp.(a).................................         8,300          610,299
                                                                   ------------
                                                                      7,542,597
                                                                   ------------
Drugs - 6.1%
Alpharma, Inc. Cl.A.............................        24,500          906,500
Array BioPharma, Inc.(a)........................        16,600          126,575
Aurora Biosciences Corp.(a).....................         5,100          159,375
CIMA Labs, Inc.(a)..............................        15,800        1,022,062
Cubist Pharmaceuticals, Inc.(a).................         8,600          285,413
CV Therapeutics, Inc.(a)........................        11,100          454,406
DUSA Pharmaceuticals, Inc(a)....................        28,600          504,075
ICN Pharmaceuticals, Inc. ......................         9,200          244,720
King Pharmaceuticals, Inc.(a)...................        52,125        2,361,784
Matrix Pharmaceuticals, Inc.(a).................        63,300          989,062
Medicis Pharmaceutical Corp.(a).................        20,600        1,246,300
Noven Pharmaceuticals, Inc.(a)..................        22,500          901,406
OSI Pharmaceuticals, Inc.(a)....................        13,100          838,605
                                                                   ------------
                                                                     10,040,283
                                                                   ------------
Medical Products - 1.4%
Apogent Technologies, Inc.(a)...................        42,200          890,420
Biosite Diagnostics, Inc.(a)....................        28,100        1,066,044
INAMED Corp.(a).................................        17,900          366,950
                                                                   ------------
                                                                      2,323,414
                                                                   ------------
Medical Services - 3.3%
Caremark RX, Inc.(a)............................        78,800          992,880
Laboratory Corp. of America Holding.............         8,500        1,157,870
Lifepoint Hospitals, Inc.(a)....................        21,200          696,950
Priority Healthcare Corp. Cl.B(a)...............        37,100        1,284,588
Quest Diagnostics, Inc.(a)......................         3,700          382,950
Universal Health Services, Inc. Cl.B(a)                 12,200          999,180
                                                                   ------------
                                                                      5,514,418
                                                                   ------------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Miscellaneous - 0.4%
HealthExtras, Inc.(a)...........................       132,000     $    594,000
                                                                   ------------
                                                                     26,014,712
                                                                   ------------
Technology - 13.4%
Communication Equipment - 0.7%
Digital Lightwave, Inc.(a)......................         6,100          268,019
Efficient Networks, Inc.(a).....................        15,100          242,544
Exfo Electro-Optical Engineering, Inc.(a).......        13,000          624,000
                                                                   ------------
                                                                      1,134,563
                                                                   ------------
Contract Manufacturing - 1.6%
DDI Corp.(a)....................................        34,700        1,056,181
Plexus Corp.(a).................................        12,400          582,025
Semtech Corp.(a)................................        32,500          938,438
                                                                   ------------
                                                                      2,576,644
                                                                   ------------
Networking Software - 0.2%
Stratos Lightwave, Inc.(a)......................        24,700          336,538
                                                                   ------------

Semi-Conductor Capital Equipment - 1.6%
Credence Systems Corp.(a).......................        19,900          499,987
Internet Security Systems, Inc.(a)..............        13,100          930,919
Lam Research Corp.(a)...........................        24,100          637,144
Varian Semiconductor Equipment
   Associates, Inc.(a)..........................        19,300          598,300
                                                                   ------------
                                                                      2,666,350
                                                                   ------------
Semi-Conductor Components - 2.5%
Dallas Semiconductor Corp. .....................         7,400          275,132
Elantec Semiconductor, Inc.(a)..................        17,200          814,581
International Rectifier Corp.(a)................        10,200          550,392
Intersil Holding Corp. Cl.A(a)..................        23,800          705,075
Micrel Inc.(a)..................................         8,700          400,200
Newport Corp. ..................................         4,400          359,150
TranSwitch Corp.(a).............................        21,100        1,039,175
Virata Corp.(a).................................         1,900           31,231
                                                                   ------------
                                                                      4,174,936
                                                                   ------------
Software - 5.7%
Actuate Corp.(a)................................        59,100        1,358,377
Agile Software Corp.(a).........................         6,500          320,125
Documentum, Inc.(a).............................         8,600          371,950
Electronic Arts, Inc.(a)........................        11,100          508,519
Emulex Corp.(a).................................         6,200          576,600
Informatica Corp.(a)............................        32,300          997,262
Interwoven, Inc.(a).............................         9,000          302,062
Macrovision Corp.(a)............................        10,100          757,500
MatrixOne, Inc.(a)..............................        25,800          906,225
Micromuse, Inc.(a)..............................         8,400          678,825
NetIQ Corp.(a)..................................        16,200        1,271,700


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 13

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Niku Corp.(a)...................................        22,400     $    240,800
Quest Software, Inc.(a).........................        29,200        1,093,175
                                                                   ------------
                                                                      9,383,120
                                                                   ------------
Miscellaneous - 1.1%
Aeroflex, Inc.(a)...............................        28,900          751,400
Exar Corp.(a)...................................        18,300          646,219
Power-One, Inc.(a)..............................         9,000          423,562
                                                                   ------------
                                                                      1,821,181
                                                                   ------------
                                                                     22,093,332
                                                                   ------------
Consumer Services - 8.2%
Advertising - 0.4%
Administaff, Inc.(a)............................        22,400          677,376
                                                                   ------------
Broadcasting & Cable - 0.8%
Entravision Communications Corp. Cl.A(a)........        52,000          889,200
ValueVision International, Inc. Cl.A(a).........        20,600          351,488
                                                                   ------------
                                                                      1,240,688
                                                                   ------------
Cellular Communications - 0.6%
SBA Communications Corp.(a).....................        22,900        1,037,656
                                                                   ------------
Entertainment & Leisure - 0.5%
Penton Media, Inc. .............................        34,000          825,860
                                                                   ------------
Restaurants & Lodging - 0.2%
Brinker International, Inc.(a)..................        12,900          334,884
                                                                   ------------
Retail - General Merchandise  - 1.9%
American Eagle Outfitters, Inc.(a)..............         9,700          561,387
CDW Computer Centers, Inc.(a)...................        19,300          762,350
Dollar Tree Stores, Inc.(a).....................        13,600          413,950
MSC Industrial Direct Co., Inc. Cl.A(a).........        45,500          734,825
Ultimate Electronics, Inc.(a)...................         4,800          150,000
Venator Group, Inc.(a)..........................        31,600          409,220
                                                                   ------------
                                                                      3,031,732
                                                                   ------------
Miscellaneous - 3.8%
Acxiom Corp.(a).................................        18,900          648,506
Career Education Corp.(a).......................        17,500          743,750
ChoicePoint, Inc.(a)............................        14,667          778,671
Concord Camera Corp.(a).........................        24,900          328,369
Dycom Industries, Inc.(a).......................         8,050          170,821
Iron Mountain, Inc.(a)..........................        28,000        1,041,600
Rent-Way, Inc.(a)...............................        31,200          221,520
ScanSource, Inc.(a).............................        11,500          488,031
SmartForce Public Ltd., Co.(a)..................        23,000          922,516
West Corp.(a)...................................        35,700          943,819
                                                                   ------------
                                                                      6,287,603
                                                                   ------------
                                                                     13,435,799
                                                                   ------------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Finance - 3.2%
Banking - Regional - 0.5%
Greater Bay Bancorp.............................        20,200     $    746,137
Silicon Valley Bancshares(a)....................         1,100           35,750
                                                                   ------------
                                                                        781,887
                                                                   ------------
Brokerage & Money Management - 0.4%
Investment Technology Group, Inc.(a)............        16,500          775,665
                                                                   ------------
Insurance - 1.9%
Arthur J. Gallagher & Co. ......................        52,100        1,347,827
Everest Re Group, Ltd. .........................        14,700          843,780
Reinsurance Group of America, Inc. .............        27,100          928,175
                                                                   ------------
                                                                      3,119,782
                                                                   ------------
Miscellaneous - 0.4%
Radian Group, Inc. .............................        10,400          646,256
                                                                   ------------
                                                                      5,323,590
                                                                   ------------
Utilities - 2.2%
Electric & Gas Utility - 0.6%
Orion Power Holdings, Inc.(a)...................        41,100          949,410
                                                                   ------------
Miscellaneous - 1.6%
Flag Telecom Holdings, Ltd.(a)..................       109,000        1,301,187
GT Group Telecom, Inc. Cl.B(a)..................        82,000          943,000
Rural Cellular Corp. Cl.A(a)....................         9,200          460,575
                                                                   ------------
                                                                      2,704,762
                                                                   ------------
                                                                      3,654,172
                                                                   ------------
Capital Goods - 2.0%
Electrical Equipment - 1.0%
Amphenol Corp. Cl.A(a)..........................        14,800          716,320
C&D Technologies, Inc. .........................        16,000          888,000
                                                                   ------------
                                                                      1,604,320
                                                                   ------------
Machinery - 0.7%
Cooper Cameron Corp.(a).........................        16,900        1,085,487
                                                                   ------------
Pollution Control - 0.3%
Tetra Tech, Inc.(a).............................        25,100          578,869
                                                                   ------------
                                                                      3,268,676
                                                                   ------------
Energy - 1.7%
Domestic Producers - 1.1%
Kerr-McGee Corp. ...............................        14,200          918,172
Newfield Exploration Co.(a).....................        24,200          810,458
                                                                   ------------
                                                                      1,728,630
                                                                   ------------
Oil Service - 0.6%
Spinnaker Exploration Co.(a)....................        25,000          997,500
                                                                   ------------
                                                                      2,726,130
                                                                   ------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 15

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Basic Industry - 1.0%
Chemicals - 0.5%
OM Group, Inc. .................................        15,300     $    743,580
                                                                   ------------
Paper & Forest Products - 0.5%
Pactiv Corp.(a).................................        74,800          884,136
                                                                   ------------
                                                                      1,627,716
                                                                   ------------
Aerospace & Defense - 0.7%
Defense Electronics - 0.7%
L-3 Communications Holdings, Inc.(a)............        13,300        1,066,793
                                                                   ------------
Transportation - 0.5%
Air Freight - 0.5%
Expeditors International of Washington, Inc. ...        14,600          851,363
                                                                   ------------
Consumer Staples -  0.4%
Food - 0.4%
Performance Food Group Co.(a)...................        13,000          650,000
                                                                   ------------
Total United States Investments
   (cost $80,249,202)...........................                     80,712,283
                                                                   ------------
Foreign Investments - 45.3%
Australia - 0.4%
Publishing & Broadcasting, Ltd. ................        75,000          564,971
                                                                   ------------
Austria - 1.5%
Cybertron Telekom AG............................       110,000          563,255
Schoeller-Bleckmann Oilfield Equipment AG.......       100,000          931,000
Uproar, Ltd. ...................................       224,412          271,606
Yline Internet Business Services AG(a)..........        13,900          614,692
                                                                   ------------
                                                                      2,380,553
                                                                   ------------
Denmark - 1.6%
ISS A/S(a)......................................        15,600        1,109,918
Kobenhavns Lufthavne A/S
   (Copenhagen Airports A/S)....................        16,500        1,544,674
                                                                   ------------
                                                                      2,654,592
                                                                   ------------
Finland - 1.6%
Sampo-Leonia Insurance..........................        35,319        1,939,708
Tecnomen Oyj(a).................................       150,000          698,250
                                                                   ------------
                                                                      2,637,958
                                                                   ------------
France - 2.9%
Alcatel Optronics...............................        35,180        1,788,291
Business Objects, SA (ADR)(a)...................         3,500          255,281
Coflexip, SA (ADR)..............................        14,400        1,040,400
Rhodia, SA......................................       107,000        1,643,680
                                                                   ------------
                                                                      4,727,652
                                                                   ------------


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Germany - 3.3%
Altana AG.......................................         9,248     $  1,371,124
Austria Technologie & Systemtechnik AG..........        19,900          637,325
Brokat Infosystem AG(a).........................        34,200          732,325
Direkt Anlage Bank AG(a)........................        23,300          958,800
Fabasoft AG(a)..................................        69,000          327,619
Primacom AG (ADR)(a)............................        92,529        1,391,233
                                                                   ------------
                                                                      5,418,426
                                                                   ------------
Hong Kong - 1.4%
Legend Holdings Ltd. ...........................       610,000          555,313
Television Broadcasting, Ltd. ..................       293,000        1,664,261
                                                                   ------------
                                                                      2,219,574
                                                                   ------------
Ireland - 1.2%
Iona Technologies Plc (ADR)(a)..................        17,600          941,600
Riverdeep Group Plc (ADR)(a)....................        45,000        1,080,000
                                                                   ------------
                                                                      2,021,600
                                                                   ------------
Japan - 15.4%
Bank of Fukuoka, Ltd. ..........................       503,000        2,420,243
Banyu Pharmaceutical Co., Ltd. .................        93,000        1,797,912
Canon Sales Co., Inc. ..........................       150,000        1,835,288
Daito Trust Construction Co., Ltd. .............        93,400        1,737,432
Hoya Corp. .....................................        30,000        2,389,483
Kose Corp. .....................................        68,000        2,109,207
Kyorin Pharmaceuticals Co., Ltd. ...............        61,000        1,939,253
Macnica, Inc. ..................................         3,800          365,683
Nippon Broadcasting System......................        55,000        2,022,597
Nippon System Development Co., Ltd. ............        16,700        1,411,935
Rhohin Keikaku Co., Ltd. .......................         4,700          120,746
Saizeriya Co., Ltd. ............................        40,300        1,904,455
Sankyo Co., Ltd. ...............................        48,300        1,381,957
Sotec Co., Ltd.(a)..............................           122        1,028,328
Sumitomo Bakelite Co., Ltd. ....................       145,000        1,320,617
Toyo Trust & Banking Co., Ltd. .................       477,000        1,577,909
                                                                   ------------
                                                                     25,363,045
                                                                   ------------
Netherlands - 2.1%
Libertel NV(a)..................................        81,300          893,146
OpenTV Corp. Cl.A(a)............................        60,600        1,443,037
United Pan-Europe Communications NV(a)..........        80,500        1,017,010
                                                                   ------------
                                                                      3,353,193
                                                                   ------------
Norway - 0.5%
Stepstone ASA(a)................................       580,000          854,014
                                                                   ------------
Singapore - 0.7%
DBS Group Holdings, Ltd. .......................        51,366          577,411
Singapore Press Holdings, Ltd. .................        48,000          633,173
                                                                   ------------
                                                                      1,210,584
                                                                   ------------
South Africa - 0.2%
M-Cell, Ltd. ...................................       115,400          390,733
                                                                   ------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 17

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)            Value
--------------------------------------------------------------------------------

South Korea - 0.7%
SK Telecom Co., Ltd. (ADR)......................        44,500     $  1,144,985
                                                                   ------------
Spain - 2.6%
Aldeasa, SA.....................................        23,300          498,923
Recoletos Compania Editorial, SA(a).............       157,520        1,190,807
Sogecable, SA(a)................................        58,000        1,366,149
Terra Networks, SA(a)...........................        12,300          211,276
Zeltia, SA(a)...................................        66,250          952,937
                                                                   ------------
                                                                      4,220,092
                                                                   ------------
Sweden - 0.6%
Tele1 Europe Holding AB(a)......................       136,600        1,004,940
                                                                   ------------
Switzerland - 1.9%
Actelion Ltd.(a)................................         1,600          662,566
EMTS Technologie AG(a)..........................        24,600        1,752,756
Unique Zurich Airport(a)........................         5,100          745,387
                                                                   ------------
                                                                      3,160,709
                                                                   ------------
Thailand - 0.4%
Advanced Info Service Public Co., Ltd.(a).......        53,000          653,613
CMIC Finance & Security Public Co.(a)(b)........       110,000               -0-
                                                                   ------------
                                                                        653,613
                                                                   ------------
United Kingdom - 6.3%
Aegis Group Plc.................................       380,000          697,013
Autonomy Corp. Plc(a)...........................        30,200          947,661
easyJet Plc(a)..................................       150,000          900,388
Future Network Plc(a)...........................       150,000          234,579
Invensys Plc....................................       350,000          941,238
Land Securities Plc.............................       114,276        1,529,904
Lattice Group Plc (a)...........................       670,000        1,285,251
Matalan Plc.....................................        40,200          282,608
Misys Plc.......................................       136,000        1,282,072
NDS Group Plc (ADR)(a)..........................        26,500        1,590,000
WPP Group Plc...................................        51,400          662,591
                                                                   ------------
                                                                     10,353,305
                                                                   ------------
Total Foreign Investments
   (cost $85,315,849)...........................                     74,334,539
                                                                   ------------
Total Common Stocks
   (cost $165,565,051)..........................                    155,046,822
                                                                   ------------
SHORT-TERM INVESTMENT - 7.1%
Time Deposit - 7.1%
State Street Euro Dollar
   5.50%, 2/01/01
   (amortized cost $11,679,000).................       $11,679       11,679,000
                                                                   ------------


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------

Total Investments - 101.5%
   (cost $177,244,051)..............................               $166,725,822
Other assets less liabilities - (1.5%)..............                 (2,406,600)
                                                                   ------------
Net Assets - 100%...................................               $164,319,222
                                                                   ============

(a)   Non-income producing security.
(b)   Illiquid security, valued at fair market value (see Note A).
      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 19

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $177,244,051) ......    $ 166,725,822
Receivable for investment securities sold ....................          926,084
Receivable for capital stock sold ............................          115,403
Foreign tax receivable .......................................           33,942
Dividends and interest receivable ............................           17,969
                                                                  -------------
Total assets .................................................      167,819,220
                                                                  -------------
Liabilities
Due to custodian .............................................            8,278
Payable for investment securities purchased ..................        2,760,395
Management fee payable .......................................          131,239
Payable for capital stock redeemed ...........................          123,588
Distribution fee payable .....................................           75,454
Accrued expenses and other liabilities .......................          401,044
                                                                  -------------
Total liabilities ............................................        3,499,998
                                                                  -------------
Net Assets ...................................................    $ 164,319,222
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     156,159
Additional paid-in capital ...................................      181,061,713
Accumulated net investment loss ..............................       (2,485,890)
Accumulated net realized loss on investments and
   foreign currency transactions .............................       (3,894,128)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .......      (10,518,632)
                                                                  -------------
                                                                  $ 164,319,222
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($100,268,339 / 9,055,047 shares of capital stock
   issued and outstanding) ...................................           $11.07
Sales charge-- 4.25% of public offering price ................              .49
                                                                         ------
Maximum offering price .......................................           $11.56
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($50,520,748 / 5,182,817 shares of capital stock
   issued and outstanding) ...................................           $ 9.75
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($13,011,281 / 1,331,827 shares of capital stock
   issued and outstanding) ...................................           $ 9.77
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($518,854 / 46,255 shares of capital stock
   issued and outstanding) ...................................           $11.22
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $30,282) ...................      $   217,155
Interest ..................................          206,749       $    423,904
                                                 -----------
Expenses
Advisory fee ..............................          917,814
Distribution fee - Class A ................          161,979
Distribution fee - Class B ................          294,696
Distribution fee - Class C ................           79,889
Transfer agency ...........................          323,077
Custodian .................................          165,738
Administrative ............................           72,700
Audit and legal ...........................           52,095
Registration ..............................           42,343
Printing ..................................           39,238
Directors' fees ...........................           14,099
Miscellaneous .............................              923
                                                 -----------
Total expenses ............................        2,164,591
Less: expense offset arrangement
   (see Note B) ...........................          (12,531)
                                                 -----------
Net expenses ..............................                           2,152,060
                                                                   ------------
Net investment loss .......................                          (1,728,156)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...........................                          (2,480,615)
Net realized loss on foreign currency
   transactions ...........................                            (388,429)
Net change in unrealized
   appreciation/depreciation of:
   Investments ............................                         (27,681,633)
   Foreign currency denominated assets
   and liabilities ........................                               3,160
                                                                   ------------
Net loss on investments and foreign
   currency transactions ..................                         (30,547,517)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ........................                        $(32,275,673)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 21

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months Ended      Year Ended
                                                January 31, 2001       July 31,
                                                  (unaudited)            2000
                                                 =============       =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .......................      $  (1,728,156)      $  (2,232,452)
Net realized gain (loss) on investments and
   foreign currency transactions ..........         (2,869,044)         26,964,900
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .....        (27,678,473)          5,063,662
                                                 -------------       -------------
Net increase (decrease) in net assets
   from operations ........................        (32,275,673)         29,796,110
Distributions to Shareholders from:
   Net realized gain on investments
   Class A ................................        (13,475,873)         (1,378,774)
   Class B ................................         (8,166,970)           (559,968)
   Class C ................................         (2,126,095)           (131,883)
   Advisor Class ..........................            (79,284)             (3,350)
Capital Stock Transactions
Net increase ..............................         14,371,676          63,734,257
                                                 -------------       -------------
Total increase (decrease) .................        (41,752,219)         91,456,392
Net Assets
Beginning of period .......................        206,071,441         114,615,049
                                                 -------------       -------------
End of period .............................      $ 164,319,222       $ 206,071,441
                                                 =============       =============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

porary differences do not require such reclassification.

NOTE B

Management Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Manager") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $72,700 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the six months ended January 31, 2001.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $242,639 for the six months ended January 31, 2001.

For the six months ended January 31, 2001, the Fund's expenses were reduced by $12,531 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $21,709 from the sales of Class A shares and $510, $43,758 and $2,206 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2001, amounted to $250,930. For the period from August 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin, & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Manager. For the period from October 2, 2000 to January 31, 2001, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activi-


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ties. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,727,384 and $995,797 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $124,676,053 and $132,351,223, respectively, for the six months ended January 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 2001.

At January 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $16,206,722 and gross unrealized depreciation of investments was $26,724,951, resulting in net unrealized depreciation of $10,518,229, excluding foreign currency transactions.

Currency losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net currency losses of $757,734 during the fiscal year 2000. These carryover losses may be used to offset future currency gains. To the extent they are so used, future currency gains will not be distributed to shareholders until they exceed available currency loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at January 31, 2001.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    ---------------------------    -----------------------------
                              Shares                         Amount
                    ---------------------------    -----------------------------
                     Six Months                      Six Months
                          Ended                           Ended
                    January 31,      Year Ended     January 31,      Year Ended
                           2001        July 31,            2001        July 31,
                    (unaudited)            2000     (unaudited)            2000
                    -----------------------------------------------------------
Class A
Shares sold           4,136,876       4,707,931    $ 49,497,908    $ 69,245,773
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions        952,615          90,314      11,383,713       1,143,434
--------------------------------------------------------------------------------
Shares converted
   from Class B          22,226          99,018         305,459       1,437,368
--------------------------------------------------------------------------------
Shares redeemed      (4,031,943)     (3,537,477)    (49,340,094)    (50,604,797)
--------------------------------------------------------------------------------
Net increase          1,079,774       1,359,786    $ 11,846,986    $ 21,221,778
================================================================================

Class B
Shares sold             637,551       2,907,356    $  7,528,647    $ 43,066,147
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions        720,344          46,649       7,585,227         533,216
--------------------------------------------------------------------------------
Shares converted
   to Class A           (24,926)       (109,806)       (305,459)     (1,437,368)
--------------------------------------------------------------------------------
Shares redeemed        (941,743)       (910,332)    (10,527,596)    (12,326,311)
--------------------------------------------------------------------------------
Net increase            391,226       1,933,867    $  4,280,819    $ 29,835,684
================================================================================

Class C
Shares sold             248,422       1,102,402    $  2,959,830    $ 16,596,295
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions        194,778          10,944       2,054,908         125,410
--------------------------------------------------------------------------------
Shares redeemed        (549,387)       (341,683)     (6,783,119)     (4,534,218)
--------------------------------------------------------------------------------
Net increase
   (decrease)          (106,187)        771,663    $ (1,768,381)   $ 12,187,487
================================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    ---------------------------    -----------------------------
                              Shares                         Amount
                    ---------------------------    -----------------------------
                     Six Months                      Six Months
                          Ended                           Ended
                    January 31,      Year Ended     January 31,      Year Ended
                           2001        July 31,            2001        July 31,
                    (unaudited)            2000     (unaudited)            2000
                    -----------------------------------------------------------
Advisor Class
Shares sold              10,594          43,166       $ 145,860       $ 698,733
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions          5,971             237          72,250           3,028
--------------------------------------------------------------------------------
Shares redeemed         (16,560)        (13,211)       (205,858)       (212,453)
--------------------------------------------------------------------------------
Net increase                  5          30,192       $  12,252       $ 489,308
================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2001.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------------------------
                                                                           Class A
                                ---------------------------------------------------------------------------------------------
                                        Six
                                     Months
                                      Ended
                                January 31,                                     Year Ended July 31,
                                       2001          ------------------------------------------------------------------------
                                (unaudited)              2000            1999            1998            1997           1996
                                ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  15.13           $  11.66        $  12.14        $  12.87        $  11.61        $  10.38
                                ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........       (.10)              (.16)           (.08)           (.11)           (.15)           (.14)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (2.23)              3.83             .76             .37            2.97            1.90
                                ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .      (2.33)              3.67             .68             .26            2.82            1.76
                                ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains .......................      (1.73)              (.20)          (1.16)           (.99)          (1.56)           (.53)
                                ---------------------------------------------------------------------------------------------
Net asset value, end of period    $  11.07           $  15.13        $  11.66        $  12.14        $  12.87        $  11.61
                                =============================================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (16.22)%            31.81%           7.51%           2.49%          26.47%          17.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $100,268           $120,687        $ 77,164        $ 82,843        $ 85,217        $ 68,623
Ratio to average net assets of:
  Expenses ....................       2.05%(c)(d)        2.02%(c)        2.37%(c)        2.16%(c)        2.41%(c)        2.51%
  Net investment loss .........      (1.58)%(d)         (1.07)%          (.79)%          (.88)%         (1.25)%         (1.22)%
Portfolio turnover rate .......         71%               133%            120%            113%            129%            139%

See footnote summary on page 32.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 29

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------------------------
                                                                           Class B
                                ---------------------------------------------------------------------------------------------
                                        Six
                                     Months
                                      Ended
                                January 31,                                     Year Ended July 31,
                                       2001          ------------------------------------------------------------------------
                                (unaudited)              2000            1999            1998            1997           1996
                                ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  13.59           $  10.57        $  11.20        $  12.03        $  11.03        $   9.95
                                ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........       (.14)              (.24)           (.15)           (.18)           (.21)           (.20)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (1.97)              3.46             .68             .34            2.77            1.81
                                ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .      (2.11)              3.22             .53             .16            2.56            1.61
                                ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains .......................      (1.73)              (.20)          (1.16)           (.99)          (1.56)           (.53)
                                ---------------------------------------------------------------------------------------------
Net asset value, end of period    $   9.75           $  13.59        $  10.57        $  11.20        $  12.03        $  11.03
                                =============================================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (16.44)%            30.82%           6.74%           1.80%          25.42%          16.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 50,521           $ 65,097        $ 30,205        $ 38,827        $ 31,946        $ 14,247
Ratio to average net assets of:
  Expenses ....................       2.80%(c)(d)        2.76%(c)        3.14%(c)        2.88%(c)        3.11%(c)        3.21%
  Net investment loss .........      (2.33)%(d)         (1.82)%         (1.59)%         (1.58)%         (1.92)%         (1.88)%
Portfolio turnover rate .......         71%               133%            120%            113%            129%            139%

See footnote summary on page 32.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------------------------
                                                                           Class C
                                ---------------------------------------------------------------------------------------------
                                        Six
                                     Months
                                      Ended
                                January 31,                                     Year Ended July 31,
                                       2001          ------------------------------------------------------------------------
                                (unaudited)              2000            1999            1998            1997           1996
                                ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  13.62           $  10.59        $  11.22        $  12.05        $  11.05        $   9.96
                                ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........       (.14)              (.24)           (.16)           (.19)           (.22)           (.20)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (1.98)              3.47             .69             .35            2.78            1.82
                                ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .      (2.12)              3.23             .53             .16            2.56            1.62
                                ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains .......................      (1.73)              (.20)          (1.16)           (.99)          (1.56)           (.53)
                                ---------------------------------------------------------------------------------------------
Net asset value, end of period    $   9.77           $  13.62        $  10.59        $  11.22        $  12.05        $  11.05
                                =============================================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (16.48)%            30.86%           6.72%           1.79%          25.37%          16.77%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 13,011           $ 19,580        $  7,058        $  9,471        $  8,718        $  4,119
Ratio to average net assets of:
  Expenses ....................       2.80%(c)(d)        2.75%(c)        3.15%(c)        2.88%(c)        3.10%(c)        3.19%
  Net investment loss .........      (2.33)%(d)         (1.80)%         (1.61)%         (1.59)%         (1.93)%         (1.85)%
Portfolio turnover rate .......         71%               133%            120%            113%            129%            139%

See footnote summary on page 32.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                             -----------------------------------------------------------------------
                                                                                          Advisor Class
                                                             -----------------------------------------------------------------------
                                                                     Six
                                                                  Months                                             October 2,
                                                                   Ended                                                1996(e)
                                                             January 31,                Year Ended July 31,                  to
                                                                    2001   ------------------------------------------  July 31,
                                                             (unaudited)            2000         1999         1998         1997
                                                             -----------------------------------------------------------------------
Net asset value, beginning of period ........................    $ 15.28         $ 11.74      $ 12.20      $ 12.89      $ 12.56
                                                             -----------------------------------------------------------------------
Income From Investment Operations
Net investment loss(a) ......................................       (.09)           (.12)        (.07)        (.07)        (.08)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ..............................................      (2.24)           3.86          .77          .37         1.97
                                                             -----------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ...........................................      (2.33)           3.74          .70          .30         1.89
Less: Distributions
Distributions from net realized gains .......................      (1.73)           (.20)       (1.16)        (.99)       (1.56)
                                                             -----------------------------------------------------------------------
Net asset value, end of period ..............................    $ 11.22         $ 15.28      $ 11.74      $ 12.20      $ 12.89
Total Return
                                                             =======================================================================
Total investment return based
  on net asset value(b) .....................................     (16.05)%         32.19%        7.63%        2.82%       17.08%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...................    $   519         $   707      $   189      $   392      $   333
Ratio to average net assets of:
  Expenses(c) ...............................................       1.75%(d)        1.69%        2.13%        1.87%        2.05%(d)
  Net investment loss .......................................      (1.28)%(d)       (.76)%       (.63)%       (.57)%       (.84)%(d)
Portfolio turnover rate .....................................         71%            133%         120%         113%         129%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                     Six Months
                          Ended      Year     Year      Year   Period
                    January 31,     Ended    Ended     Ended    Ended
                        2001(d)  July 31, July 31,  July 31, July 31,
                    (unaudited)      2000     1999      1998     1997
                    ----------------------------------------------------
      Class A             2.04%     2.01%    2.33%     2.14%    2.38%
      Class B             2.79%     2.75%    3.11%     2.86%    3.08%
      Class C             2.79%     2.74%    3.12%     2.85%    3.08%
      Advisor Class       1.74%     1.68%    2.10%     1.84%    2.04%(e)

(d)   Annualized.
(e)   Commencement of distribution.


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 33

--------------------------------------------------------------------------------
                                                                ALLIANCE CAPITAL
--------------------------------------------------------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------------------------------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 35

--------------------------------------------------------------------------------
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Bruce Aronow, Vice President
Thomas Bardong, Vice President
Mark Breedon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                             ALLIANCE GLOBAL SMALL CAP FUND o 37
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Alliance Global Small Cap Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

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